Filed pursuant to Rule 497(a)

Registration File No. 333-231946

Rule 482 ad

Owl Rock Capital Corporation Prices Public Offering

NEW YORK (July 17, 2019) – Owl Rock Capital Corporation, Inc. (“ORCC”) today announced that it priced its initial public offering of 10,000,000 shares of common stock at $15.30 per share. Shares of common stock of ORCC are expected to begin trading on the New York Stock Exchange on July 18, 2019, under the symbol “ORCC.” ORCC also granted the underwriters an option to purchase up to an additional 1,500,000 shares of its common stock. The closing of the offering is subject to customary closing conditions and the shares are expected to be delivered on or about July 22, 2019.

ORCC intends to use the net proceeds of this offering to pay down existing indebtedness, to make investments in accordance with its investment objectives and strategies and for general corporate purposes.

Goldman Sachs & Co. LLC, BofA Merrill Lynch, RBC Capital Markets, SunTrust Robinson Humphrey, and Wells Fargo Securities are acting as joint book-running managers for the offering. Credit Suisse, Deutsche Bank Securities, JMP Securities, Keefe, Bruyette & Woods, A Stifel Company, Morgan Stanley, Raymond James and SOCIETE GENERALE are also acting as joint book-running managers for the offering. ING, Janney Montgomery Scott, Ladenburg Thalmann, MUFG and Seaport Global are acting as co-managers for the offering.

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (“SEC”) and declared effective.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of ORCC before investing. The preliminary prospectus, dated July 8, 2019, contains this and other information about ORCC and should be read carefully before investing. The information in the registration statement is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

The offering of these securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, by telephone at (866) 471-2526, or by email at Prospectus-ny@ny.email.gs.com; BofA Merrill Lynch, NC1-004-03-43 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attention: Prospectus Department, or by email at dg.prospectus_requests@baml.com; RBC Capital Markets, 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Equity Syndicate Department, by telephone at (877) 822-4089 or by email at equityprospectus@rbccm.com; SunTrust Robinson Humphrey, 3333 Peachtree Road NE, 9th Floor Atlanta, Georgia 30326, Attention: Prospectus Department, by telephone at (404) 926-5744, or by email at strh.prospectus@suntrust.com; Wells Fargo Securities, 375 Park Avenue, New York, NY 10152-4077, by telephone at (800) 326-5897, or by email at cmclientsupport@wellsfargo.com.

About Owl Rock Capital Corporation

Owl Rock Capital Corporation (ORCC) is a specialty finance company focused on lending to U.S. middle-market companies. As of March 31, 2019 ORCC had investments in 81 portfolio companies with an aggregate fair value of $6.8 billion. ORCC has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. ORCC is externally managed by Owl Rock Capital Advisors LLC, an SEC-registered investment company that is an affiliate of Owl Rock Capital Partners. Owl Rock Capital Partners, together with its subsidiaries, is a New York based direct lending platform with approximately $13.4 billion of assets under management as of March 31, 2019.

Certain information contained herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about ORCC, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond ORCC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in ORCC’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which ORCC makes them. ORCC does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Investor Contact:

Investor Relations

212-651-4705

orccir@owlrock.com

Media Contact:

Sard Verbinnen & Co

Margaret Popper/Robert Rendine/Brandon Messina

212.687.8080